SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
            Securities Exchange Act of 1934 (Amendment No.         )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
Eaton Vance Mutual Funds Trust              Eaton Vance Special Investment Trust

                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1)  Title of each class of securities to which transaction applies:
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(2)  Aggregate number of securities to which transaction applies:
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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)  Proposed maximum aggregate value of transaction:
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(5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount Previously Paid:
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(2)  Form, Schedule or Registration Statement no.:
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(3)  Filing Party:
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(4)  Date Filed:
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
                        EATON VANCE LARGE-CAP VALUE FUND
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                           EATON VANCE UTILITIES FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109


                                                                   April 8, 2003


Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of Eaton Vance Large-Cap Value Fund, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1, Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 and Eaton Vance Utilities Fund (each a "Fund") on Friday, June 6, 2003 to consider two Proposals. Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 and Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 are series of Eaton Vance Mutual Funds Trust and Eaton Vance Large-Cap Value Fund and Eaton Vance Utilities Fund are series of Eaton Vance Special Investment Trust (each a "Trust"). We ask you to read the enclosed information carefully and to submit your vote promptly.

Since the Proposals are common to the Funds, we have combined our discussion into a single proxy statement, which will reduce Fund expenses. Please note that we are required to provide you with one proxy card for each account that you own.

In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees that includes all of the existing Trustees (except for one who is retiring) and one new Trustee. The current Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of each Board will continue to be composed of Trustees who are independent of Fund management. The Trustees are also asking Fund shareholders to modify each Fund's investment objective.


We realize that most of our shareholders will not be able to attend the meeting and vote their shares in person. However, your Fund does need your vote. You can vote by MAIL, TELEPHONE, or over the INTERNET, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. BY VOTING PROMPTLY, YOU CAN HELP YOUR FUND AVOID THE EXPENSE OF ADDITIONAL MAILINGS.


If you would like additional information concerning either proposal, please call one of our service representatives at 1-866-387-2378. Your participation in this vote is extremely important.

                                        Sincerely,

                                        /s/ James B. Hawkes

                                        James B. Hawkes
                                        President and Chief Executive Officer
                                        Eaton Vance Management


        YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                        EATON VANCE LARGE-CAP VALUE FUND
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                           EATON VANCE UTILITIES FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 6, 2003


A Special Meeting of Shareholders of each Fund will be held at the principal office of the Funds, The Eaton Vance Building, 255 State Street, Boston,
Massachusetts  02109,  on Friday,  June 6, 2003 at 1:30 P.M.  (Eastern  Standard
Time), for the following purposes:


     1.   To consider and act upon a proposal to elect a Board of Trustees.

     2. To consider and act upon a proposal to modify the investment objective of each Fund.

     3. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

These proposals are discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of each Fund. The Boards of Trustees of the Funds have fixed the close of business on April 8, 2003 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments thereof.


                                               By Order of the Board of Trustees

                                               /s/ Alan R. Dynner

                                               Alan R. Dynner
                                               Secretary


April 8, 2003

Boston, Massachusetts

                                    IMPORTANT

SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO EACH FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY OR VOTING BY TELEPHONE OR OVER THE INTERNET. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                        EATON VANCE LARGE-CAP VALUE FUND
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
                EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
                           EATON VANCE UTILITIES FUND
                            THE EATON VANCE BUILDING
                                255 STATE STREET
                           BOSTON, MASSACHUSETTS 02109

                                 PROXY STATEMENT


A proxy is enclosed with the foregoing Notice of a Special Meeting of the Funds to be held June 6, 2003 at the Eaton Vance Building, 255 State Street, Boston, MA 02109 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. All proxies are solicited on behalf of the Board of Trustees. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about April 8, 2003. Each Fund is in a master-feeder structure and invests its assets in a corresponding portfolio. Eaton Vance Large-Cap Value Fund invests its assets in Large-Cap Value
Portfolio; Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 and Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 invest their assets in Tax-Managed Small-Cap Growth Portfolio; and Eaton Vance Utilities Fund invests its assets in Utilities Portfolio (each a "Portfolio"). Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.


The Trustees have fixed the close of business on April 8, 2003 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The outstanding shares of beneficial interest of each Fund may consist of Class A, Class B, Class C, Class D or Class I shares as indicated below. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of February 28, 2003 was as follows:

                                                    No. of Shares Outstanding on
Fund Name and Classes                                     February 28, 2003
---------------------                               ----------------------------

Eaton Vance Large-Cap Value Fund
 (Class A, B and C)                                           26,205,529
--------------------------------------------------------------------------------
Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1
 (Class A, B and C)                                           19,663,601
--------------------------------------------------------------------------------
Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2
 (Class A, B, C and D)                                         5,565,391
--------------------------------------------------------------------------------
Eaton Vance Utilities Fund
 (Class A, B and C)                                           50,475,246
--------------------------------------------------------------------------------

The persons who held of record more than 5% of the outstanding shares of any class of shares of a Fund as of February 28, 2003 are set forth in Exhibit A. To the knowledge of the Funds, no other person owns (of record or beneficially) 5% or more of the outstanding shares of a class of shares of a Fund. The Trustees, nominees for Trustee, and executive officers of each Fund as a group, own beneficially less than 1% of the outstanding shares of such Fund. Shareholders of all classes of shares of a Fund will vote jointly on each item.

The Trustees know of no business other than the business mentioned in Proposals 1 and 2 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

EACH FUND WILL FURNISH WITHOUT CHARGE A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O EATON VANCE MANAGEMENT, THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MA 02109, ATTN: PROXY COORDINATOR, OR CALL 1-866-387-2378.

                        PROPOSAL 1. ELECTION OF TRUSTEES

The Boards of Trustees of each Trust and Portfolio have proposed that the slate of persons listed in the table set forth below be elected as Trustees of each Trust and Portfolio, respectively. Each person currently serves as a Trustee for multiple funds in the Eaton Vance Group of Funds, except for Mr. Park who is a nominee for election to each Board. If elected, Mr. Park will replace Mr. Treynor, a current Trustee who is retiring pursuant to each Trust's mandatory retirement policy, and who is not proposed for election. Other than the nomination of Mr. Park and the retirement of Mr. Treynor, the slate of nominees for each Board consists of persons currently serving as a Trustee on that Board.

TRUSTEE NOMINATIONS

The nominees for Trustee and their principal occupations for at least the last five years are set forth in the table below. Unless otherwise indicated, the positions listed under "Positions(s) Held with the Trust and Portfolio" are held with all Trusts and Portfolios. Each Trustee holds office until his or her successor is elected and qualified. Information about Trust and Portfolio officers appears in Exhibit B.

INTERESTED TRUSTEES

James B. Hawkes is an "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliations with Eaton Vance Management ("EVM" or "Eaton Vance"); Boston Management and Research ("BMR"), a wholly-owned subsidiary of EVM; and Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of EVM. EVM, BMR and EVD are indirect wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly traded holding company. EVC and Eaton Vance Inc. ("EV") are the corporate parent and trustee, respectively, of Eaton Vance and BMR. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "Eaton Vance Organization").

Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of each Fund and of other Funds for which EVM or BMR acts as investment adviser or for which EVD serves as principal underwriter.

                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund
                                       Term of                                                 Complex
                       Position(s)    Office(2)                                              Overseen by
                        Held with     and Length                                             Trustee or      Other Directorships
Name, Address         the Fund and     of Time      Principal Occupation(s)                  Nominee for     Held by Trustee or
and Age(1)              Portfolio      Served       During Past Five Years                    Trustee(3)     Nominee for Trustee
------------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

JESSICA M. BIBLIOWICZ   Trustee      See Exhibit C  President and Chief Executive Officer        191         None
DOB: 11/28/59                                       of National Financial Partners
                                                    (financial services company) (since
                                                    April 1999).  President and Chief
                                                    Operating Officer of John A. Levin &
                                                    Co. (registered investment adviser)
                                                    (July 1997 to April 1999) and a
                                                    Director of Baker, Fentress & Company,
                                                    which owns John A. Levin & Co. (July
                                                    1997 to April 1999).

JAMES B. HAWKES         Trustee      See Exhibit C  Chairman, President and Chief Executive      191         Director of EVC
DOB: 11/9/41                                        Officer of BMR, Eaton Vance, EVC and
                                                    EV; Director of EV; Vice President and
                                                    Director of EVD.  Trustee and/or
                                                    officer of 191 registered investment
                                                    companies in the Eaton Vance Group of
                                                    Funds.

NONINTERESTED TRUSTEES

DONALD R. DWIGHT        Trustee      See Exhibit C  President of Dwight Partners, Inc. (a        191         Trustee/Director of
DOB: 3/26/31                                        corporate relations and communications                   the Royce Funds
                                                    company).                                                (mutual funds)
                                                                                                             consisting of 17
                                                                                                             portfolios

SAMUEL L. HAYES, III    Trustee      See Exhibit C  Jacob H. Schiff Professor of Investment      191         Director of Tiffany
DOB: 2/23/35                                        Banking Emeritus, Harvard University                     & Co. (specialty
                                                    Graduate School of Business                              retailer) and
                                                    Administration.                                          Telect, Inc.
                                                                                                             (telecommunication
                                                                                                             services company)

WILLIAM H. PARK         Current      --             President and Chief Executive Officer,       191         None
DOB: 9/19/47            Nominee                     Prizm Capital Management, LLC
                        for                         (investment management firm (since
                        Trustee                     2002).  Executive Vice President and
                                                    Chief Financial Officer, United Asset
                                                    Management Corporation (a holding
                                                    company owning institutional investment
                                                    management firms) (1982-2001).

NORTON H. REAMER        Trustee      See Exhibit C  President, Unicorn Corporation (an           191         None
DOB: 9/21/35                                        investment and financial advisory
                                                    services company) (since September
                                                    2000).  Chairman, Hellman, Jordan
                                                    Management Co., Inc. (an investment
                                                    management company) (since November
                                                    2000).  Advisory Director of Berkshire
                                                    Capital Corporation (investment banking
                                                    firm) (since June 2002).  Formerly,
                                                    Chairman of the Board, United Asset
                                                    Management Corporation and Chairman,
                                                    President and Director, UAM Funds
                                                    (mutual funds).

                                                                                              Number of
                                                                                              Portfolios
                                                                                               in Fund
                                       Term of                                                 Complex
                       Position(s)    Office(2)                                              Overseen by
                        Held with     and Length                                             Trustee or      Other Directorships
Name, Address         the Fund and     of Time      Principal Occupation(s)                  Nominee for     Held by Trustee or
and Age(1)              Portfolio      Served       During Past Five Years                    Trustee(3)     Nominee for Trustee
------------------------------------------------------------------------------------------------------------------------------------

LYNN A. STOUT           Trustee      See Exhibit C  Professor of Law, University of              191         None
DOB: 9/14/57                                        California at Los Angeles School of Law
                                                    (since July 2001).  Formerly, Professor
                                                    of Law, Georgetown University Law
                                                    Center.

(1) The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2) As noted under "Trustee Nominations", each Trustee holds office until his or her successor is elected and qualified.
(3)  Includes both master and feeder funds in master-feeder structure.

The following table shows the dollar range of equity securities beneficially owned by each Trustee and nominee for Trustee in each Fund and in all Eaton Vance Funds overseen by the Trustee as of February 28, 2003. Interests in a Portfolio are currently offered only to certain institutional investors and cannot be purchased by Trustees. The valuation date for the shares owned by Trustees is February 28, 2003.

                                                         Dollar Range of Equity Securities Owned by

                             Jessica M.    James B.      Donald R.       Samuel L.      William H.     Norton H.         Lynn A.
Fund Name                   Bibliowicz(1)  Haweks(1)    Dwight(2)(3)  Hayes, III(2)(3)  Park(2)(3)     Reamer(2)       Stout(2)(3)
---------                   -------------  ---------    ------------  ----------------  ----------     ---------       -----------
Eaton Vance Large-Cap
Value Fund                     None         None       Over $100,000        None           None          None              None
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Tax-Managed        None         None           None             None           None          None              None
Small-Cap Growth Fund 1.1
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Tax-Managed        None         None           None             None           None          None             None
Small-Cap Growth Fund 1.2
------------------------------------------------------------------------------------------------------------------------------------
Eaton Vance Utilities Fund     None         None      $10,001-$50,000       None           None          None             None

Aggregate Dollar Range   $10,001-$50,000  Over $100,000 Over $100,000  Over $100,000     $50,000-    Over $100,000      $10,001-
of Equity Securities                                                                     $100,000                       $50,000
Owned in all Registered
Funds Overseen by Trustee
in the Eaton Vance Group
of Funds

(1)  Interested Trustee
(2)  Noninterested Trustee

(3) For some Funds, figures include shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation Plan.


Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

BOARD MEETINGS AND COMMITTEES

During the calendar year ended December 31, 2002, the Trustees met nine times, the Special Committee met four times, the Audit Committee met once and the Nominating Committee met seven times. Each Trustee currently serving on the Boards attended at least 75% of such Board and committee meetings on which he or she serves. The Portfolios have the same Trustee committee and compensation structure and committee composition as the Trusts.

The Nominating, Audit and Special Committees of the Funds' Board of Trustees are each comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act.

Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout currently serve on the Nominating Committee. The purpose of the Nominating Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance and its affiliates. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

Messrs. Treynor (Chairman), Dwight, Hayes and Reamer are members of the Audit Committee of the Funds' Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Funds and certain service providers.

Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Funds' Board of Trustees. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to a Fund, including investment advisory, administrative, transfer agency, custodial and/or fund accounting and distribution services, and (ii) all other matters in which Eaton Vance or its affiliates has any actual or potential conflict of interest with a Fund or its shareholders.

REMUNERATION OF TRUSTEES

Trustees of each Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees' Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Portfolio in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate a Portfolio to retain the services of any Trustee or obligate a Portfolio to pay any particular level of compensation to the Trustee. Neither the Fund nor the Portfolio has a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization are paid by the Funds. Exhibit D sets forth (i) the compensation earned by the Trustees who are not members of the Eaton Vance Organization in their capacities as Trustees of each Fund as of the Fund's most recent fiscal year end, and (ii) the compensation earned in their capacities as Trustees of the registered investment companies in the Eaton Vance Group of Funds for the year ended December 31, 2002.

ELECTION OF PORTFOLIO TRUSTEES

As described above, each nominee for Trustee of a Trust is also nominated to serve as a Trustee of the Fund's corresponding Portfolio. When voting on a parallel proposal to elect Trustees of the Portfolio, each Fund will vote its interest in its corresponding Portfolio for or against a nominee in the same proportion as the instructions received in this Proposal to vote for or against that nominee. Based on each Fund's current net assets, each Fund holds at least a majority of the interests in its corresponding Portfolio except that Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 owns approximately 17% of its Portfolio.

VOTING AT THE MEETING

Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing each Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the respective Trusts and Portfolios, to hold office until their successors are elected and qualified.

VOTE REQUIRED TO APPROVE PROPOSAL 1

Each Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy. Election of Trustees is non-cumulative.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO ELECT EACH NOMINEE AS A TRUSTEE OF THE TRUST.

             PROPOSAL 2. TO APPROVE A MODIFIED INVESTMENT OBJECTIVE

At a meeting of Trustees held February 10, 2003, the Board of each Fund voted to modify the investment objectives of the Funds. Each Fund's current investment objective and the proposed objective are listed below. No adjustment in current portfolio holdings is contemplated as a result of this change if it is implemented.

FUND                                     CURRENT OBJECTIVE                      PROPOSED OBJECTIVE
Eaton Vance Large-Cap Value Fund         To provide growth of principal and     To seek total return.
                                         income.

Eaton Vance Tax-Managed Small-Cap        To achieve long-term, after-tax        To achieve long-term, after-tax
Growth Fund 1.1 and                      returns for its shareholders through   returns for its shareholders.
Eaton Vance Tax-Managed Small-Cap        investing in a diversified portfolio
Growth Fund 1.2                          of equity securities of emerging
                                         growth companies.

Eaton Vance Utilities Fund               To provide a high level of total       To seek total return.
                                         return, consisting of capital
                                         appreciation and relatively
                                         predictable income.  The Fund seeks
                                         high total return consistent with
                                         prudent management and preservation
                                         of capital.

THE PROPOSED CHANGE WOULD NOT MATERIALLY AFFECT THE TYPES OF SECURITIES THAT WOULD BE PURCHASED OR OTHERWISE MATERIALLY AFFECT HOW THE FUNDS' INVESTMENTS WOULD BE MANAGED. The Board does not anticipate that the revised objectives will change to a material degree the level of investment risk associated with an investment in the Funds. The change in objective for Eaton Vance Large-Cap Value Fund (formerly Eaton Vance Growth & Income Fund) is being proposed to make the objective more consistent with the Fund's "total return" investment approach, under which capital returns and income returns are treated as substantially interchangeable. For Eaton Vance Tax-Managed Small-Cap Growth Fund 1.1 and Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2 (formerly Eaton Vance Tax-Managed Emerging Growth Fund 1.1 and 1.2, respectively), the proposed change would eliminate from the Funds' objective the term "emerging growth companies," which some investors find confusing or ambiguous. The Funds would pursue the objective of long-term, after-tax returns by investing (as the Fund names imply) primarily in smaller, faster-growing companies. For Eaton Vance Utilities Fund, the proposed objective is more consistent with current mutual fund industry practice, which favors shorter and simpler statements of objective. The Fund would continue to be managed prudently and with an eye toward predictability of income and capital preservation.

CHANGES TO THE PORTFOLIOS' INVESTMENT OBJECTIVES

When voting on a parallel proposal to modify the investment objective of the Portfolio, each Fund will vote its interest in the Portfolio for or against such Proposal proportionately to the instructions to vote for or against this Proposal. If a sufficient number of votes in favor of the Proposal are received from the investors in the Portfolio, the investment objective will be changed.

VOTE REQUIRED TO APPROVE PROPOSAL 2

Approval of the modified investment objective requires the affirmative vote of a majority of the outstanding shares of the Fund which term as used in this Proxy Statement means the vote of the lesser of (a) more than 50% of the outstanding shares of the Fund, or (b) 67% of the shares of the Fund present at the meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE IN FAVOR OF THE MODIFICATION OF THE FUND'S INVESTMENT RESTRICTIONS AS DESCRIBED IN THIS PROPOSAL 2.

                       NOTICE TO BANKS AND BROKER/DEALERS

The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to EATON VANCE MANAGEMENT, THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MA 02109, ATTN: PROXY COORDINATOR.

                             ADDITIONAL INFORMATION

AUDITORS, AUDIT FEES AND ALL OTHER FEES

Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, MA 02116, or PricewaterhouseCoopers, LLP ("PWC"), 160 Federal Street, Boston, MA 02110, serves as independent accountants of the Funds and Portfolios. Deloitte and PWC are expected to be represented at the Special Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte and PWC will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. A list of the Funds, their independent accountant and the fees paid to the auditors for a Fund's most recent fiscal year ended December 31, 2002, are set forth in Exhibit E. Deloitte also provides services to other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by EVC (and its affiliates) for EVC's fiscal year ended October 31, 2002 were $816,946. PWC provides services to other investment companies sponsored by Eaton Vance, but not to EVC or its affiliates. The Audit Committee and Board of Trustees of each Fund are aware that Deloitte provides services to the Eaton Vance Organization and considered whether the provision of such services is compatible with the maintenance of that Firm's independence.


OFFICERS OF THE FUNDS AND PORTFOLIOS

The officers of the Funds, their corresponding Portfolios and length of service are set forth in Exhibits B and C. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of each Fund and each Portfolio benefit from the advisory fees paid by the Portfolio and, in the case of Eaton Vance Tax-Managed Small-Cap Growth Fund 1.2, administration fees paid by the Fund to Eaton Vance.

INVESTMENT ADVISER, ADMINISTRATOR AND UNDERWRITER

BMR serves as investment adviser to each Portfolio, as well as to many of the other funds in the Eaton Vance Group of Funds. In addition, Eaton Vance serves as administrator to each Fund. EVD acts as the principal underwriter for each Fund and as placement agent for each Portfolio. The business address of Eaton Vance, BMR and EVD is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

PROXY SOLICITATION AND TABULATION

The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of each Trust's Board of Trustees will be borne ratably by its Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Funds' transfer agent, PFPC Inc., by broker-dealer firms or by a professional solicitation organization. The Funds have retained D.F. King & Co., Inc., New York, NY 10005 ("DF King") to assist in the solicitation of proxies, for which total estimated costs per Fund range between approximately $2,500 and $12,500 plus out-of-pocket expenses. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., by broker-dealer firms or by DF King, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne pro rata by each Fund based on the number of shareholder accounts. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total estimated costs range between $6,500 and $32,200. As mentioned, such costs will be borne ratably by all of the Funds.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund's receipt of a subsequent valid Internet or telephone vote, or by attending the meeting and voting in person.


All proxy cards solicited by the Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to a Proposal, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of the Proposals.

If a quorum is not present at the meeting or if a quorum is present at the meeting, but sufficient votes by the shareholders of the Fund in favor of any Proposal set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Fund present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds as described above.

SHAREHOLDER PROPOSALS

Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Funds do not conduct annual meetings.


April 8, 2003

                                                                       EXHIBIT A

As of February 28, 2003, the following record owner(s) of the specified Fund and class held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of the Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders.

                                                                                        Amount of
                                                                                     Securities and %
                                                              Address                     Owned
                                                              -------                     -----
EATON VANCE MUTUAL FUNDS TRUST
  EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.1
  CLASS A SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL            335,941 (6.6%)
  CLASS B SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL          1,233,549 (12.2%)
  CLASS C SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL            773,391 (17.3%)

  EATON VANCE TAX-MANAGED SMALL-CAP GROWTH FUND 1.2
  CLASS A SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL            121,662 (5.9%)
  CLASS B SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL            249,065 (16.7%)
  CLASS C SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL            389,895 (20.5%)
  CLASS D SHARES
     U.S. Clearing Corp.                                  New York, NY                  8,375 (5.9%)

EATON VANCE SPECIAL INVESTMENT TRUST
  EATON VANCE LARGE-CAP VALUE FUND
  CLASS A SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL          1,305,220 (6.6%)
  CLASS B SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL            744,992 (11.5%)
  CLASS C SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL          1,213,074 (30.2%)
  EATON VANCE UTILITIES FUND
  CLASS A SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL          8,538,348 (19.8%)
  CLASS B SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL            985,136 (16.9%)
  CLASS C SHARES
     Merrill Lynch, Pierce, Fenner & Smith, Inc.          Jacksonville, FL            311,589 (20.9%)

                                                                       EXHIBIT B

                               OFFICER BIOGRAPHIES
                               -------------------


                                            TERM OF
                         POSITION(S)      OFFICE AND
NAME, ADDRESS            HELD WITH        LENGTH OF                               PRINCIPAL OCCUPATIONS
AND AGE(1)                FUND(3)        TIME SERVED                            DURING PAST FIVE YEARS(2)
------------------------------------------------------------------------------------------------------------------------------------
WILLIAM H. AHERN, JR.     Vice           See Exhibit C     Vice President of Eaton Vance and BMR.  Officer of 35 registered
DOB: 7/28/59              President                        investment companies managed by Eaton Vance or BMR.

MICHELLE A. ALEXANDER     Treasurer      See Exhibit C     Vice President of Eaton Vance and BMR.  Chief Financial Officer of Belair
DOB: 8/25/69                                               Capital Fund LLC, Belcrest Capital Fund LLC, Belmar Capital Fund LLC and
                                                           Belport Capital Fund LLC (private investment companies sponsored by EVM).
                                                           Officer of 85 registered investment companies managed by Eaton Vance or
                                                           BMR.

WILLIAM AUSTIN, JR.       Treasurer      See Exhibit C     Assistant Vice President of Eaton Vance and BMR.  Officer of 59
DOB: 12/27/51                                              registered investment companies managed by Eaton Vance or BMR.

ALAN R. DYNNER            Secretary      See Exhibit C     Vice President, Secretary and Chief Legal Officer of BMR, Eaton Vance,
DOB: 10/10/40                                              EVD, EV and EVC.  Officer of 191 registered investment companies managed by Eaton Vance or BMR.

THOMAS E. FAUST JR.       President      See Exhibit C     Executive Vice President of Eaton Vance, BMR, EVC and EV.  Chief
DOB: 5/31/58                                               Investment Officer of Eaton Vance and BMR and Director of EVC.  Chief
                                                           Executive Officer of Belair Capital Fund LLC, Belcrest Capital Fund LLC,
                                                           Belmar Capital Fund LLC and Belport Capital Fund LLC (private investment companies sponsored by Eaton Vance).  Officer of 51 registered investment companies managed by Eaton Vance or BMR.

THOMAS J. FETTER          Vice           See Exhibit C     Vice President of Eaton Vance and BMR.  Officer of 127 registered
DOB: 8/20/43              President                        investment companies managed by Eaton Vance or BMR.

DUKE LAFLAMME             Vice           See Exhibit C     Vice President of Eaton Vance and BMR.  Officer of 12 registered
DOB: 7/8/69               President                        investment companies managed by Eaton Vance or BMR.

THOMAS LUSTER             Vice           See Exhibit C     Vice President of Eaton Vance and BMR.  Officer of 14 registered
DOB: 4/8/62               President                        investment companies managed by Eaton Vance or BMR.

MICHAEL R. MACH           Vice           See Exhibit C     Vice President of Eaton Vance and BMR.  Previously, Managing Director and
DOB: 7/15/47              President                        Senior Analyst for Robertson Stephens (1998-1999).  Officer of 24
                                                           registered investment companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH       Vice           See Exhibit C     Vice President of Eaton Vance and BMR.  Officer of 126 registered
DOB: 1/22/57              President                        investment companies managed by Eaton Vance or BMR.

JAMES L. O'CONNOR         Treasurer      See Exhibit C     Vice President of BMR, Eaton Vance and EVD.  Officer of 113 registered
DOB: 4/1/45                                                investment companies managed by Eaton Vance or BMR.

DUNCAN W. RICHARDSON      President or   See Exhibit C     Senior Vice President and Chief Equity Investment Officer of Eaton Vance
DOB: 10/26/57             Vice President                   and BMR.  Officer of 41 registered investment companies managed by Eaton
                                                           Vance or BMR.

WALTER A. ROW, III        Vice           See Exhibit C     Director of Equity Research and a Vice President of Eaton Vance and BMR.
DOB: 7/20/57              President                        Officer of 22 investment companies managed by Eaton Vance or BMR.

                                            TERM OF
                         POSITION(S)      OFFICE AND
NAME, ADDRESS            HELD WITH        LENGTH OF                               PRINCIPAL OCCUPATIONS
AND AGE(1)                FUND(3)        TIME SERVED                            DURING PAST FIVE YEARS(2)
------------------------------------------------------------------------------------------------------------------------------------
JUDITH A. SARYAN          Vice           See Exhibit C     Vice President of Eaton Vance and BMR.  Previously, Portfolio Manager and
DOB: 8/21/54              President                        Equity Analyst for State Street Global Advisors (1980-1999).  Officer of
                                                           23 registered investment company managed by Eaton Vance or BMR.

SUSAN SCHIFF              Vice           See Exhibit C     Vice President of Eaton Vance and BMR.  Officer of 25 registered
DOB: 3/13/61              President                        investment companies managed by Eaton Vance or BMR.

EDWARD E. SMILEY, JR.     Vice           See Exhibit C     Vice President of Eaton Vance and BMR.  Officer of 37 registered
DOB: 10/5/44              President                        investment companies managed by Eaton Vance or BMR.

(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109.
(2)  Includes both master and feeder funds in master-feeder structure.
(3) See Exhibit C for the specific Funds and Portfolios that each officer serves on.

                                                                       EXHIBIT C



         POSITIONS HELD AND YEAR OF ORIGINAL ELECTION AS TRUSTEE/OFFICER
         ---------------------------------------------------------------

                                         TRUSTS                                                 PORTFOLIOS
                                         ------                                                 ----------

                       EATON VANCE
                       MUTUAL FUNDS     EATON VANCE SPECIAL       LARGE-CAP VALUE    TAX-MANAGED SMALL-CAP GROWTH     UTILITIES
INTERESTED TRUSTEES       TRUST          INVESTMENT TRUST            PORTFOLIO                PORTFOLIO               PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
Jessica M. Bibliowicz     T-1998              T-1998                   T-1998                   T-1998                  T-1998
------------------------------------------------------------------------------------------------------------------------------------
James B. Hawkes           T-1991              T-1989                   T-1992                   T-1998                  T-1992
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NONINTERESTED TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
Donald R. Dwight          T-1986              T-1989                   T-1993                   T-1998                  T-1993
------------------------------------------------------------------------------------------------------------------------------------
Samuel L. Hayes, III      T-1986              T-1989                   T-1992                   T-1998                  T-1992
------------------------------------------------------------------------------------------------------------------------------------
Norton H. Reamer          T-1986              T-1989                   T-1993                   T-1998                  T-1993
------------------------------------------------------------------------------------------------------------------------------------
Lynn A. Stout             T-1998              T-1998                   T-1998                   T-1998                  T-1998
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
OFFICERS
------------------------------------------------------------------------------------------------------------------------------------
William  H. Ahern, Jr.    VP-1995               --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Michelle A. Alexander       --                  --                       --                  Treasurer-2002               --
                                                                                                 AT-1998
------------------------------------------------------------------------------------------------------------------------------------
William J. Austin, Jr.      --                  --                  Treasurer-2002                --                Treasurer-2002
                                                                        AT-1993                                          AT-1993
------------------------------------------------------------------------------------------------------------------------------------
Alan R. Dynner          Secretary-1997     Secretary-1997           Secretary-1997           Secretary-1998          Secretary-1997
------------------------------------------------------------------------------------------------------------------------------------
Thomas E. Faust Jr.       P-2002               P-2002                    --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Fetter          VP-1997               --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Duke Laflamme               --                 VP-2001                   --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Thomas H. Luster            --                 VP-2002                   --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Michael R. Mach           VP-1999               --                     VP-1999                    --                      --
------------------------------------------------------------------------------------------------------------------------------------
Robert B. MacIntosh      VP-1998                --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
James L. O'Connor      Treasurer-1989      Treasurer-1989                --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Duncan W. Richardson     VP-2001                --                     P-2002                   P-2002                  P-2002
------------------------------------------------------------------------------------------------------------------------------------
Walter A. Row, III       VP-2001                --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Judith A. Saryan         VP-2003                --                       --                       --                   VP-1999
------------------------------------------------------------------------------------------------------------------------------------
Susan Schiff             VP-2002                --                       --                       --                      --
------------------------------------------------------------------------------------------------------------------------------------
Edward E. Smiley, Jr.    VP-1999              VP-1996                    --                     VP-1998                   --
------------------------------------------------------------------------------------------------------------------------------------

T = Trustee
P = President
VP = Vice President
AT = Assistant Treasurer

                                                                       EXHIBIT D

                            COMPENSATION OF TRUSTEES
                            ------------------------

                                                    Jessica M.      Donald R.       Samuel L.       Norton H.     Lynn A.
Trusts/Portfolios                                   Bibliowicz        Dwight       Hayes, III        Reamer        Stout
-----------------------------------------------------------------------------------------------------------------------------

Eaton Vance Mutual Funds Trust
  (21 Funds)              Funds with 10/31 FYE       $ 11,366         $  9,973      $ 11,254       $  9,882      $ 10,780

-----------------------------------------------------------------------------------------------------------------------------
Eaton Vance Special Investment Trust
  (12 Funds)                                            6,555            5,839         6,183          5,772         6,417
-----------------------------------------------------------------------------------------------------------------------------
Large-Cap Value Portfolio                               2,239            2,335         2,411          2,299         2,456
-----------------------------------------------------------------------------------------------------------------------------
Tax-Managed Small-Cap Growth Portfolio                  3,058            3,038         3,382          2,992         3,168
-----------------------------------------------------------------------------------------------------------------------------
Utilities Portfolio                                     4,354            4,044         4,251          3,991         4,392
-----------------------------------------------------------------------------------------------------------------------------
Complex Total(1)                                     $160,000         $162,500(2)   $180,000       $160,000      $160,000(3)
-----------------------------------------------------------------------------------------------------------------------------


(1) As of February 28, 2003, the Eaton Vance fund complex consisted of 191 registered investment companies or series thereof. Complex total represents compensation for the calendar year ended December 31, 2002. It may not equal the sum of the amounts shown in the table, which represents compensation for each Fund's or Portfolio's recently completed fiscal year.

(2)  Includes $60,000 of deferred compensation.
(3)  Includes $16,000 of deferred compensation.

                                                                       EXHIBIT E

                                  AUDITOR FEES
                                  ------------


                                                                                AUDIT FEES FOR   OTHER FEES FOR
                                                                                 MOST RECENT       MOST RECENT
TRUST/FUND NAME                                             AUDITOR(1)(2)        FISCAL YEAR       FISCAL YEAR
---------------                                             -------------        -----------       -----------

EATON VANCE MUTUAL FUNDS TRUST
------------------------------------------------------------------------------------------------------------------
  Eaton Vance Tax-Managed Small-Cap Growth 1.1               Deloitte             $8,900            $6,870
  ----------------------------------------------------------------------------------------------------------------
  Eaton Vance Tax-Managed Small-Cap Growth 1.2               Deloitte             $6,900            $6,870
  ----------------------------------------------------------------------------------------------------------------

EATON VANCE SPECIAL INVESTMENT TRUST
------------------------------------------------------------------------------------------------------------------
  Eaton Vance Large-Cap Value Fund                             PWC               $18,100            $8,195
  ----------------------------------------------------------------------------------------------------------------
  Eaton Vance Utilities Fund                                   PWC               $18,100            $7,860
  ----------------------------------------------------------------------------------------------------------------

PORTFOLIOS
------------------------------------------------------------------------------------------------------------------
  Large-Cap Value Portfolio                                    PWC               $28,375            $5,920
  ----------------------------------------------------------------------------------------------------------------
  Tax-Managed Small-Cap Growth Portfolio                     Deloitte            $38,400            $4,920
  ----------------------------------------------------------------------------------------------------------------
  Utilities Portfolio                                          PWC               $27,475            $4,805
  ----------------------------------------------------------------------------------------------------------------

(1)  PWC refers to PricewaterhouseCoopers LLP
(2)  Deloitte refers to Deloitte & Touche LLP

PROXY TABULATOR
P.O. Box 9132
HINGHAM, MA  02043-9132


                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                    *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

              VOTE BY TELEPHONE                           VOTE ON THE INTERNET                            VOTE BY MAIL
1) Read the Proxy Statement and have this     1) Read the Proxy Statement and have this    1) Read the Proxy Statement
   card at hand                                  card at hand                              2) If you want to vote use the Proxy Card
2) Call 1-800-690-6903                        2) Go to www.proxyweb.com/proxy              3) Return the card in the postage-paid
3) Enter CONTROL NUMBER shown at left and     3) Enter CONTROL NUMBER shown at left and       envelope provided
   follow the simple instructions                follow the simple instructions
4) Keep this card for your records            4) Keep this card for your records

***   CONTROL NUMBER:  999 999 999 999 99 ***

FUND NAME PRINTS HERE

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                    JUNE 6, 2003
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                        DATED:__________________

                                PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                       IN THE ACCOMPANYING ENVELOPE.
                                NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                                ________________________________________________
                                Signature(s):                  (SIGN IN THE BOX)

                    Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

                                                               EATON VANCE PROXY

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. PLEASE DO NOT USE FINE POINT PENS. [X]

WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

1. To elect as Trustee the following nominees:                                          FOR ALL              WITHHOLD
   (01) Jessica M. Bibliowicz, (02) James B. Hawkes, (03) Donald R. Dwight,          Nominees Listed        authority to
   (04) Samuel L. Hayes, III, (05) William H. Park, (06) Norton H. Reamer,         (except as noted at      vote for all
   (07) Lynn A. Stout                                                                     left)            nominees listed

                                                                                           [ ]                  [ ]

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NUMBER ON THE LINE BELOW.

     ___________________________________________________________________________


                                                                     FOR                 AGAINST              ABSTAIN
2. To modify the investment objective of the Fund.                   [ ]                   [ ]                  [ ]


NOTE ADDRESS CHANGE:    _______________________________

                        _______________________________

                        _______________________________


                           PLEASE SIGN ON REVERSE SIDE